UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 2402

John Hancock Sovereign Bond Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Michael J. Leary
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4490

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Bond Fund

Annual Report
5.31.09

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

Despite tremendous market volatility and unprecedented turmoil in the economy and financial sector, U.S. bonds posted positive results for the 12 months ended May 31, 2009. Treasury bonds led the way in the first half of the period, as a deteriorating economic environment and a meltdown in the financial sector led to a flight to quality. Corporate bonds outperformed in the last six months, amid rising confidence in the government’s efforts to revive the economy and stabilize the financial sector.

“Despite tremendous market
volatility and unprecedented
turmoil in the economy and
financial sector, U.S. bonds posted
positive results for the 12 months
ended May 31, 2009.”

For the year ended May 31, 2009, John Hancock Bond Fund’s Class A shares posted a total return of –3.02% at net asset value. The Fund trailed the 4.47% return of its benchmark, the Barclays Capital Government/Credit Index, and the –0.44% average return of Morningstar, Inc.’s intermediate-term bond category.

The Fund’s underperformance of its benchmark index and Morningstar peer group average occurred entirely in the first half of the period and we believe was largely the result of our sector allocation. An overweight position in corporate bonds and very limited exposure to Treasury bonds contributed to substantial underperformance in the last half of 2008, when corporate bonds fell and Treasury securities rallied sharply. We took advantage of the decline in the corporate sector to increase our holdings of corporate bonds, particularly investment-grade securities, which tend to have lower default rates and typically recover first when the economy begins to improve. The expansion of our corporate holdings paid off. The resurgence of the corporate sector since the beginning of 2009 contributed to a double-digit gain for the Fund over the last six months of the period.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in this Fund’s performance are interest rates and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Bond Fund | Annual report

A look at performance

For the period ended May 31, 2009

		Average annual returns (%)			Cumulative total returns (%)
		with maximum sales charge (POP)			with maximum sales charge (POP)			SEC 30-
								day yield
	Inception							(%) as of
Class	date	1-year	5-year	10-year	1-year	5-year	10-year	5-31-09

A	11-9-73	–7.36	1.63	3.92	–7.36	8.43	46.92	9.95

B	11-23-93	–8.30	1.53	3.83	–8.30	7.86	45.60	9.78

C	10-1-98	–4.61	1.86	3.68	–4.61	9.68	43.53	9.77

I1,2	9-4-01	–2.60	3.02	4.86	–2.60	16.03	60.66	10.94

R1[1,3]	8-5-03	–3.34	2.17	3.97	–3.34	11.33	47.61	10.08

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class A — 1.05%, Class B —1.76%, Class C — 1.75%, Class I — 0.62% and Class R1 — 1.34%. The Fund’s annual operating expenses will likely vary throughout the period and from year to year. Expenses for the current fiscal year may be higher than those shown in the “Annual operating expenses” table in the most recent publicly available prospectuses for one or more of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) the termination of voluntary expense cap reimbursements and/or fee waivers, as applicable.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I and Class R1 share prospectuses.

2 November 9, 1973 is the inception date for the Class A shares. Class I shares were first offered on September 4, 2001; the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares.

3 November 9, 1973 is the inception date for Class A shares. Class R1 shares were first offered on August 5, 2003, the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class R1 shares.

Annual report | Bond Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Bond Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Barclays Capital Government/Credit Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B2	5-31-99	$14,560	$14,560	$17,611

C2	5-31-99	14,353	14,353	17,611

I3,4	5-31-99	16,066	16,066	17,611

R1[3,5]	5-31-99	14,761	14,761	17,611

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R1 shares, respectively, as of May 31, 2009. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Barclays Capital Government/Credit Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I and Class R1 share prospectuses.

4 November 9, 1973 is the inception date for the Class A shares. Class I shares were first offered on September 4, 2001; the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares.

5 November 9, 1973 is the inception date for Class A shares. Class R1 shares were first offered on August 5, 2003, the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class R1 shares.

6 Formerly named Lehman Brothers Government Credit Index.

8	Bond Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2008 with the same investment held until May 31, 2009.

	Account value	Ending value	Expenses paid during
	on 12-1-08	on 5-31-09	period ended 5-31-09[1]

Class A	$1,000.00	$1,110.60	$6.63

Class B	1,000.00	1,105.90	10.29

Class C	1,000.00	1,106.80	10.30

Class I	1,000.00	1,113.00	4.00

Class R1	1,000.00	1,109.00	8.41

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Bond Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2008, with the same investment held until May 31, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-08	on 5-31-09	period ended 5-31-09[1]

Class A	$1,000.00	$1,018.60	$6.34

Class B	1,000.00	1,015.20	9.85

Class C	1,000.00	1,015.20	9.85

Class I	1,000.00	1,021.10	3.83

Class R1	1,000.00	1,017.00	8.05

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.26%, 1.96%, 1.96%, 0.76% and 1.60% for Class A, Class B, Class C, Class I and Class R1 shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Bond Fund | Annual report

Portfolio summary

Portfolio diversification[1]

Bonds	52%	Asset backed securities	1%

U.S. government & agency securities	28%	Short-term investments & other	3%

Collateralized mortgage obligations	16%

Sector composition[1,2]

U.S government & agencies	28%	Materials	5%

Mortgage bonds	17%	Consumer staples	5%

Financials	16%	Industrials	4%

Consumer discretionary	8%	Telecommunication services	3%

Utilities	6%	Short-term investments & other	3%

Energy	5%

Quality composition[1]

AAA	38%

AA	4%

A	18%

BBB	22%

BB	7%

B	5%

CCC	3%

Short-term investments & other	3%

1 As a percentage of net assets on May 31, 2009.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Bond Fund	11

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 5-31-09

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Bonds 52.23%				$396,726,656

(Cost $438,444,862)

Aerospace & Defense 0.27%				2,064,300

BE Aerospace, Inc.,
Sr Note	8.500%	07-01-18	$1,150	1,086,750

Vought Aircraft Industries, Inc.,
Sr Note	8.000	07-15-11	1,995	977,550

Agricultural Products 0.26%				1,951,553

Bunge Ltd. Finance Corp.,
Gtd Sr Note	5.350	04-15-14	2,100	1,951,553

Air Freight & Logistics 0.23%				1,734,261

Fedex Corp.,
Sr Note	7.375	01-15-14	1,600	1,734,261

Airlines 1.15%				8,718,146

Continental Airlines, Inc.,
Ser 2000-2 Class B	8.307	04-02-18	1,186	865,623
Ser 2001-1 Class C	7.033	06-15-11	615	473,559
Ser 991A	6.545	02-02-19	883	794,743

Delta Airlines, Inc.,
Ser 2002-1 Class G2	6.417	07-02-12	2,755	2,341,750
Ser 2007-1 Class A	6.821	08-10-22	2,709	2,180,800

Northwest Airlines, Inc.,
Ser 2007-1 Class A	7.027	11-01-19	1,655	1,191,458

US Airways Group, Inc.,
Note	7.250	05-15-14	1,130	870,213

Aluminum 0.33%				2,523,401

CII Carbon, LLC,
Gtd Sr Sub Note (S)	11.125	11-15-15	1,835	1,266,150

Rio Tinto Alcan, Inc.,
Sr Note	6.125	12-15-33	1,725	1,257,251

Asset Management & Custody Banks 0.75%				5,671,863

Northern Trust Co.,
Sr Note	4.625	05-01-14	1,600	1,613,957
Sub Note	6.500	08-15-18	920	974,056

Rabobank Capital Fund II,
Perpetual Bond (5.260% To 12-31-13
then variable) (S)	5.260	12-31-49	4,005	3,083,850

See notes to financial statements

12	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Auto Parts & Equipment 0.66%				$4,986,000

Allison Transmission, Inc.,
Gtd Sr Note (S)	11.000%	11-01-15	$2,500	1,950,000

Exide Technologies,
Sr Sec Note Ser B	10.500	03-15-13	1,945	1,633,800

Tenneco, Inc.,
Gtd Sr Sub Note	8.625	11-15-14	2,280	1,402,200

Brewers 0.68%				5,159,284

Anheuser-Busch InBev Worldwide, Inc.,
Gtd Sr Note (S)	7.200	01-15-14	1,655	1,775,155

Miller Brewing Co.,
Gtd Note (S)	5.500	08-15-13	1,580	1,574,015

SABmiller PLC,
Note (S)	6.500	07-15-18	1,850	1,810,114

Broadcasting & Cable TV 0.19%				1,413,475

Intelsat Jackson Holdings, Ltd.,
Note (S)	11.500	06-15-16	1,435	1,413,475

Cable & Satellite 2.08%				15,784,008

Charter Communications Holdings
II, LLC,
Gtd Sr Note (H)(S)	10.250	10-01-13	1,680	1,554,000

Comcast Cable Communications
Holdings, Inc.,
Sr Note	9.800	02-01-12	3,715	4,121,588

Comcast Corp.,
Gtd Note	6.500	01-15-15	1,295	1,339,889
Gtd Note	4.950	06-15-16	1,470	1,405,423

COX Communications, Inc.,
Bond (S)	8.375	03-01-39	845	887,514

CSC Holdings, Inc.,
Sr Note	7.875	02-15-18	1,690	1,592,825

Time Warner Cable, Inc.,
Gtd Note	8.750	02-14-19	1,205	1,381,954
Gtd Sr Note	6.750	07-01-18	1,995	2,060,815

XM Satellite Radio, Inc.,
Gtd Sr Note (S)	13.000	08-01-13	2,000	1,440,000

Casinos & Gaming 1.56%				11,835,133

Ameristar Casinos, Inc.,
Sr Note (S)	9.250	06-01-14	1,750	1,750,000

Fontainebleau Las Vegas Holdings, LLC,
Note (S)	11.000	06-15-15	1,825	82,125

Greektown Holdings, LLC,
Sr Note (H)(S)	10.750	12-01-13	1,170	81,900

Jacobs Entertainment, Inc.,
Gtd Sr Note	9.750	06-15-14	1,970	1,477,500

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	2,210	955,825

Mashantucket Western Pequot Tribe,
Bond Ser A (S)	8.500	11-15-15	395	154,050

MGM Mirage, Inc.,
Sr Note (S)	10.375	05-15-14	350	360,500

See notes to financial statements

Annual report | Bond Fund	13

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Casinos & Gaming (continued)

Mohegan Tribal Gaming Authority,
Sr Sub Note	8.000%	04-01-12	$420	$316,050
Sr Sub Note	7.125	08-15-14	1,050	724,500

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	1,365	1,228,500
Gtd Sr Sub Note Ser B	9.000	06-01-12	1,090	675,800

Seminole Tribe of Florida,
Bond (S)	6.535	10-01-20	2,260	1,740,833

Turning Stone Resort Casino Enterprise,
Sr Note (S)	9.125	09-15-14	1,890	1,549,800

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-14	1,135	737,750

Coal & Consumable Fuels 0.21%				1,576,200

Drummond Co., Inc.,
Sr Note (S)	7.375	02-15-16	2,130	1,576,200

Commodity Chemicals 0.17%				1,298,163

Sterling Chemicals, Inc.,
Gtd Sr Sec Note	10.250	04-01-15	1,490	1,298,163

Construction & Farm Machinery & Heavy Trucks 0.14%				1,039,791

Terex Corp.,
Sr Note	10.875	11-15-14	1,065	1,039,791

Construction Materials 0.24%				1,806,866

CRH America, Inc.,
Gtd Note	8.125	07-15-18	1,930	1,806,866

Consumer Finance 1.21%				9,154,977

American Express Co.,
Sr Note	7.000	03-19-18	1,995	1,905,387

American Express Credit Co.,
Sr Note Ser C	7.300	08-20-13	2,700	2,733,202

American General Finance Corp.,
Note Ser J	6.900	12-15-17	1,735	858,334

Capital One Financial Corp.,
Sr Note	7.375	05-23-14	1,320	1,360,054

Nelnet, Inc.,
Note (7.400% to 9-1-11 then variable)	7.400	09-29-36	2,595	1,167,750

SLM Corp.,
Sr Note Ser MTN	8.450	06-15-18	1,650	1,130,250

Data Processing & Outsourced Services 0.19%				1,456,205

Fiserv, Inc.,
Gtd Sr Note	6.800	11-20-17	1,505	1,456,205

Department Stores 0.32%				2,455,105

Macy’s Retail Holdings, Inc.,
Gtd Note	8.875	07-15-15	1,540	1,483,759

Nordstrom, Inc.,
Sr Note	6.750	06-01-14	965	971,346

Diversified Banks 1.43%				10,869,932

Chuo Mitsui Trust & Banking Co. Ltd.,
Jr Sub Note (5.506% to 4-15-15 then
variable) (S)	5.506	12-15-49	2,530	1,720,400

Lloyds Banking Group, PLC,
Note (P)(S)	6.413	12-31-49	2,410	939,900

See notes to financial statements

14	Bond Fund | Annual report

F I N A N C I A L S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Diversified Banks (continued)

Mizuho Financial Group, Ltd.,
Gtd Sub Bond	8.375%	12-29-49	$1,415	$1,330,100

Natixis SA,
Sub Bond (10.000% to 4-30-18 then
variable) (S)	10.000	04-29-49	1,575	866,597

Royal Bank of Scotland Group PLC,
Jr Sub Bond Ser MTN (7.640% to
9-29-17 then variable)	7.640	03-31-49	1,400	526,820

Silicon Valley Bank,
Sub Note	6.050	06-01-17	2,335	1,703,628

Sovereign Capital Trust VI,
Gtd Note	7.908	06-13-36	1,840	1,395,870

Wachovia Bank NA,
Sub Note	5.850	02-01-37	1,665	1,235,928
Sub Note Ser BKNT	6.600	01-15-38	1,360	1,150,689

Diversified Chemicals 0.37%				2,839,107

Dow Chemical Company,
Sr Note	8.550	05-15-19	1,350	1,349,868

EI Du Pont de Nemours & Co.,
Sr Note	5.875	01-15-14	1,370	1,489,239

Diversified Financial Services 3.06%				23,224,132

Beaver Valley Funding,
Sec Lease Obligation Bond	9.000	06-01-17	3,670	3,620,272

Citigroup, Inc.,
Jr Sub Bond (8.400% to 4-30-18
then variable)	8.400	04-29-49	1,410	1,233,736
Sr Note	6.125	11-21-17	2,925	2,621,786
Sr Note	5.850	12-11-34	1,275	1,010,812

ERAC USA Finance Co.,
Gtd Sr Note (S)	6.375	10-15-17	1,730	1,453,037

General Electric Capital Corp.,
Sr Note	5.625	05-01-18	1,910	1,824,149
Sr Note Ser MTN	5.875	01-14-38	2,330	1,886,347

JPMorgan Chase & Co.,
Jr Sub Note Ser 1 (7.900% to 4-30-18
then variable)	7.900	04-26-49	2,470	2,062,524
Sr Note	6.300	04-23-19	3,260	3,243,403
Sr Note	4.650	06-01-14	2,575	2,557,665

SMFG Preferred Capital,
Sub Bond (6.078% to 1-25-17
then variable) (S)	6.078	01-01-49	2,215	1,710,401

Diversified Metals & Mining 0.72%				5,497,776

Rio Tinto Finance USA, Ltd.,
Gtd Sr Note	8.950	05-01-14	3,015	3,240,251

Teck Resources, Ltd.,
Sr Note (S)	10.750	05-15-19	835	855,875

Vedanta Resources, PLC,
Note (S)	8.750	01-15-14	1,445	1,401,650

See notes to financial statements

Annual report | Bond Fund	15

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Drug Retail 0.53%				$4,014,836

CVS Caremark Corp.,
Jr Sub Bond (6.302% to 6-1-12
then variable)	6.302%	06-01-37	$3,635	2,471,800
Sr Note	5.750	06-01-17	1,545	1,543,036

Electric Utilities 3.58%				27,186,683

BVPS II Funding Corp.,
Collateralized Lease Bond	8.890	06-01-17	2,233	2,218,579

Commonwealth Edison Co.,
Sec Bond	5.800	03-15-18	2,995	2,950,854

Delmarva Power & Light Co.,
1st Mtg Bond	6.400	12-01-13	1,475	1,552,479

Duke Energy Corp.,
Sr Note	6.300	02-01-14	1,465	1,553,934

Indiantown Cogeneration LP,
1st Mtg Note Ser A–9	9.260	12-15-10	696	681,804

Israel Electric Corp., Ltd.,
Sec Note (S)	7.250	01-15-19	2,395	2,416,639

ITC Holdings Corp.,
Sr Note (S)	5.875	09-30-16	745	675,007

Midwest Generation LLC,
Note Ser B	8.560	01-02-16	2,484	2,409,025

Monongahela Power Co.,
Note (S)	7.950	12-15-13	2,705	2,875,491

Nevada Power Co.,
Mtg Note Ser L	5.875	01-15-15	1,540	1,504,560

Oncor Electric Delivery Co.,
Sr Sec Note	6.375	05-01-12	3,470	3,566,570

PNPP II Funding Corp.,
Deb	9.120	05-30-16	159	155,470

Southern Power Co.,
Sr Note Ser D	4.875	07-15-15	1,150	1,083,542

Texas Competitive Electric Holdings
Co. LLC,
Gtd Sr Note Ser A	10.250	11-01-15	2,505	1,484,212

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	2,096	2,058,517

Electrical Components & Equipment 0.03%				221,935

GrafTech Finance, Inc.,
Gtd Sr Note	10.250	02-15-12	238	221,935

Electronic Manufacturing Services 0.34%				2,609,920

Tyco Electronics Group SA,
Gtd Note	6.000	10-01-12	1,790	1,749,598
Gtd Sr Note	6.550	10-01-17	970	860,322

Environmental & Facilities Services 0.06%				436,500

Blaze Recycling & Metals LLC,
Gtd Sr Sec Note (S)	10.875	07-15-12	970	436,500

Fertilizers & Agricultural Chemicals 0.46%				3,464,510

Mosiac Co.,
Sr Note (S)	7.625	12-01-16	1,780	1,771,100

Potash Corp. of Saskatchewan, Inc.,
Sr Note	5.250	05-15-14	1,640	1,693,410

See notes to financial statements

16	Bond Fund | Annual report

F I N A N C I A L S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Gas Utilities 0.63%				$4,786,558

Atmos Energy Corp.,
Sr Note	8.500%	03-15-19	$1,710	1,893,421

DCP Midstream LLC,
Sr Note (S)	9.750	03-15-19	1,705	1,779,041

EQT Corp.,
Note	8.125	06-01-19	1,080	1,114,096

Gold 0.21%				1,632,726

Barrick Gold Corp.,
Sr Note	6.950	04-01-19	1,500	1,632,726

Health Care Equipment 0.23%				1,740,073

Beckman Coulter, Inc.,
Note	7.000	06-01-19	975	998,134

Hospira, Inc.,
Sr Note Series GMTN	6.400	05-15-15	730	741,939

Health Care Facilities 0.17%				1,310,094

Community Health Systems, Inc.,
Gtd Sr Sub Note	8.875	07-15-15	1,325	1,310,094

Health Care Services 0.48%				3,673,050

Medco Health Solutions, Inc.,
Sr Note	7.250	08-15-13	3,615	3,673,050

Home Improvement Retail 0.15%				1,110,899

Home Depot, Inc.,
Sr Note	5.875	12-16-36	1,385	1,110,899

Hotels, Resorts & Cruise Lines 0.21%				1,619,550

Starwood Hotels & Resorts
Worldwide, Inc.,
Sr Note	6.250	02-15-13	1,770	1,619,550

Household Appliances 0.39%				2,943,197

Whirlpool Corp.,
Sr Note	8.600	05-01-14	1,450	1,465,451
Sr Note	8.000	05-01-12	1,450	1,477,746

Household Products 0.20%				1,513,775

Yankee Acquisition Corp.,
Gtd Sr Sub Note	8.500	02-15-15	2,005	1,513,775

Independent Power Producers & Energy Traders 0.61%				4,622,789

AES Eastern Energy LP,
Ser 1999-A	9.000	01-02-17	3,236	3,009,764

IPALCO Enterprises, Inc.,
Sr Sec Note	8.625	11-14-11	1,605	1,613,025

Industrial Machinery 0.27%				2,046,714

Ingersoll-Rand Global Holding Co., Ltd.,
Gtd Note	6.875	08-15-18	2,095	2,046,714

Industrial REIT’s 0.40%				3,035,600

ProLogis,
Sr Note	6.625	05-15-18	2,285	1,786,194
Sr Note	5.625	11-15-15	1,615	1,249,406

Integrated Oil & Gas 0.29%				2,197,929

Marathon Oil Corp.,
Sr Note	7.500	02-15-19	830	875,478

See notes to financial statements

Annual report | Bond Fund	17

F I N A N C I A L S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Integrated Oil & Gas (continued)

Petro-Canada,
Sr Note	6.050%	05-15-18	$1,415	$1,322,451

Integrated Telecommunication Services 1.63%				12,397,332

Cincinnati Bell, Inc.,
Gtd Sr Sub Note	8.375	01-15-14	1,825	1,726,906

Citizens Communications Co.,
Sr Note	6.250	01-15-13	1,340	1,254,575

Qwest Corp.,
Sr Note	7.875	09-01-11	1,620	1,613,925

Telecom Italia Capital,
Gtd Sr Note	7.721	06-04-38	2,550	2,406,950

Verizon Communications, Inc.,
Sr Bond	6.900	04-15-38	1,430	1,454,739

Verizon Wireless Capital LLC,
Sr Note (S)	7.375	11-15-13	1,470	1,649,487

West Corp.,
Gtd Sr Sub Note	11.000	10-15-16	2,695	2,290,750

Investment Banking & Brokerage 2.51%				19,098,415

Bear Stearns Cos., Inc.,
Sr Note	7.250	02-01-18	1,950	2,010,329

Goldman Sachs Group, Inc.,
Jr Sub Note	6.750	10-01-37	1,830	1,534,135
Note	7.500	02-15-19	2,030	2,136,068
Sr Note	5.125	01-15-15	3,045	2,964,186

Jefferies Group, Inc.,
Sr Note	6.450	06-08-27	1,115	704,875

Merrill Lynch & Co., Inc.,
Jr Sub Bond	7.750	05-14-38	1,770	1,562,974
Sr Note Ser MTN	6.875	04-25-18	3,095	2,872,343

Morgan Stanley,
Sr Note	7.300	05-13-19	2,070	2,120,388
Sr Note Ser F	6.625	04-01-18	3,230	3,193,117

Leisure Facilities 0.33%				2,512,406

AMC Entertainment, Inc.,
Sr Note (C)(S)	8.750	06-01-19	525	509,906
Sr Sub Note	8.000	03-01-14	2,225	2,002,500

Leisure Products 0.19%				1,460,672

Hasbro, Inc.,
Sr Note	6.125	05-15-14	1,450	1,460,672

Life & Health Insurance 0.87%				6,626,585

Aflac, Inc.,
Sr Note	8.500	05-15-19	1,455	1,506,811

Lincoln National Corp.,
Jr Sub Bond (6.050% to 4-20-17
then variable)	6.050	04-20-67	915	512,400

Metlife, Inc.,
Sr Note	6.750	06-01-16	1,445	1,470,429

Prudential Financial, Inc.,
Sr Note Ser D	5.150	01-15-13	2,700	2,539,345

Symetra Financial Corp.,
Jr Sub Bond (8.300% to 10-1-17
then variable) (S)	8.300	10-15-37	1,660	597,600

See notes to financial statements

18	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Managed Health Care 0.28%				$2,116,393

Humana, Inc.,
Sr Note	8.150%	06-15-38	$2,775	2,116,393

Marine 0.36%				2,748,275

CMA CGM SA,
Sr Note (S)	7.250	02-01-13	2,690	1,237,400

Navios Maritime Holdings, Inc.,
Sr Note	9.500	12-15-14	1,975	1,510,875

Metal & Glass Containers 0.18%				1,388,263

BWAY Corp.,
Sr Sub Note (S)	10.000	04-15-14	1,390	1,388,263

Movies & Entertainment 0.63%				4,824,005

Cinemark, Inc.,
Sr Disc Note	9.750	03-15-14	920	933,800

News America Holdings, Inc.,
Gtd Sr Deb	8.250	08-10-18	2,085	2,115,641

Time Warner Entertainment Co., LP.,
Sr Deb	8.375	03-15-23	1,705	1,774,564

Multi-Line Insurance 1.11%				8,456,950

AXA SA,
Sub Note (6.379% to 12-14-36
then variable) (S)	6.379	12-14-49	1,170	725,435

Genworth Financial, Inc.,
Jr Sub Note (6.150% to 11-15-16
then variable)	6.150	11-15-66	1,640	495,395

Horace Mann Educators Corp.,
Sr Note	6.850	04-15-16	1,425	1,205,769

Liberty Mutual Group, Inc.,
Bond (S)	7.500	08-15-36	3,070	1,967,965
Bond (S)	7.300	06-15-14	2,330	1,829,924
Gtd Bond (S)	7.800	03-15-37	2,635	1,291,150

Massachusetts Mutual Life
Insurance Co.,
Note (S)	8.875	06-01-39	895	941,312

Multi-Media 0.22%				1,637,835

News America, Inc.,
Gtd Note (S)	6.900	03-01-19	1,675	1,637,835

Multi-Utilities 1.55%				11,810,381

DTE Energy Co.,
Sr Note	7.625	05-15-14	1,310	1,353,162

Dynegy-Roseton Danskammer,
Ser B	7.670	11-08-16	1,990	1,681,550

PG&E Corp.,
Sr Note	5.750	04-01-14	1,775	1,840,730

Salton Sea Funding Corp.,
Sr Sec Bond Ser F	7.475	11-30-18	1,265	1,189,996

Sempra Energy,
Sr Bond	8.900	11-15-13	1,465	1,618,018
Sr Note	6.500	06-01-16	1,745	1,780,380

Teco Finance Inc.,
Gtd Sr Note	7.000	05-01-12	1,166	1,171,115
Gtd Sr Note	6.572	11-01-17	1,304	1,175,430

See notes to financial statements

Annual report | Bond Fund	19

F I N A N C I A L S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Office Electronics 0.41%				$3,144,422

Xerox Corp.,
Sr Note	8.250%	05-15-14	$1,160	1,177,352
Sr Note	6.750	02-01-17	2,204	1,967,070

Office REIT’s 0.11%				854,771

HRPT Properties Trust,
Sr Note	6.650	01-15-18	1,070	854,771

Oil & Gas Drilling 0.12%				911,772

Delek & Avner Yam Tethys Ltd.,
Sr Sec Note (S)	5.326	08-01-13	914	911,772

Oil & Gas Equipment & Services 0.09%				685,800

Allis-Chalmers Energy, Inc.,
Sr Note	8.500	03-01-17	1,270	685,800

Oil & Gas Exploration & Production 1.10%				8,335,973

Devon Energy Corp.,
Sr Note	5.625	01-15-14	2,620	2,747,046

EnCana Corp.,
Sr Note	6.500	05-15-19	890	914,422

McMoRan Exploration Co.,
Gtd Sr Note	11.875	11-15-14	1,230	953,250

Nexen, Inc.,
Sr Note	5.875	03-10-35	1,500	1,190,538

XTO Energy, Inc.,
Sr Note	5.900	08-01-12	2,420	2,530,717

Oil & Gas Storage & Transportation 3.66%				27,790,265

Buckeye Partners LP,
Sr Note	5.125	07-01-17	1,260	1,036,242

Energy Transfer Partners LP,
Sr Note	9.700	03-15-19	1,445	1,680,428
Sr Note	8.500	04-15-14	1,450	1,613,724

Enterprise Products Operating LLC,
Gtd Sr Note Ser B	5.600	10-15-14	2,760	2,712,807

Enterprise Products Operating LP,
Gtd Jr Sub Note (7.034% to 1-15-18
then variable)	7.034	01-15-68	2,130	1,491,000

Kinder Morgan Energy Partners LP,
Sr Bond	7.750	03-15-32	840	835,404
Sr Note	9.000	02-01-19	2,190	2,469,827
Sr Note	5.125	11-15-14	980	951,507

Markwest Energy Partners LP,
Gtd Sr Note Ser B	8.500	07-15-16	1,745	1,474,525

NGPL PipeCo LLC,
Sr Note (S)	7.119	12-15-17	2,150	2,184,473

ONEOK Partners LP,
Gtd Sr Note	6.150	10-01-16	3,020	2,879,902
Sr Note	8.625	03-01-19	1,455	1,604,909

Plains All American Pipeline LP,
Gtd Sr Note	6.500	05-01-18	1,290	1,246,008

Regency Energy Partners LP,
Sr Note (S)	9.375	06-01-16	1,225	1,188,250

Southern Union Co.,
Jr Sub Note, Ser A (7.200% to 11-1-11
then variable)	7.200	11-01-66	2,165	1,309,825

See notes to financial statements

20	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Oil & Gas Storage & Transportation (continued)

Spectra Energy Capital LLC,
Gtd Sr Note	6.200%	04-15-18	$1,440	$1,385,434

TEPPCO Partners LP,
Gtd Jr Sub Note (7.00% to 6-1-17
then variable)	7.000	06-01-67	2,640	1,726,000

Packaged Foods & Meats 1.14%				8,638,285

ASG Consolidated LLC/ASG
Finance, Inc.,
Sr Disc Note	11.500	11-01-11	1,860	1,664,700

General Mills, Inc.,
Sr Note	5.200	03-17-15	665	691,414

Kraft Foods, Inc.,
Sr Note	6.125	02-01-18	3,280	3,346,994
Sr Note	6.000	02-11-13	2,760	2,935,177

Paper Packaging 0.05%				344,850

U.S. Corrugated, Inc.,
Sr Sec Note	10.000	06-12-13	605	344,850

Paper Products 0.57%				4,312,868

International Paper Co.,
Sr Note	9.375	05-15-19	1,650	1,660,878
Sr Note	7.950	06-15-18	1,745	1,643,465

Verso Paper Holdings LLC,
Gtd Sr Note Ser B	9.125	08-01-14	1,695	1,008,525

Pharmaceuticals 0.13%				985,669

Wyeth,
Sr Sub Note	5.500	03-15-13	925	985,669

Property & Casualty Insurance 0.49%				3,724,145

Chubb Corp.,
Sr Note	5.750	05-15-18	990	997,778

Progressive Corp.,
Jr Sub Debenture (6.700% to 6-1-17
then variable)	6.700	06-15-37	1,225	820,423

QBE Insurance Group, Ltd.,
Sr Note (S)	9.750	03-14-14	1,739	1,905,944

Publishing 0.02%				182,700

R.H. Donnelley Corp.,
Sr Note Ser A–4 (H)	8.875	10-15-17	2,610	182,700

Railroads 0.76%				5,762,152

CSX Corp.,
Sr Note	6.250	04-01-15	665	658,006
Sr Note	5.500	08-01-13	2,590	2,599,329

Union Pacific Corp.,
Sr Bond	5.450	01-31-13	2,465	2,504,817

Retail REIT’s 0.53%				4,057,759

Simon Property Group LP,
Sr Note	10.350	04-01-19	1,495	1,683,823
Sr Note	5.625	08-15-14	2,520	2,373,936

Soft Drinks 0.28%				2,127,725

Dr Pepper Snapple Group, Inc.,
Gtd Sr Note	6.820	05-01-18	1,215	1,222,949
Gtd Sr Note	6.120	05-01-13	885	904,776

See notes to financial statements

Annual report | Bond Fund	21

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Specialized Consumer Services 0.18%				$1,348,013

Sotheby’s,
Gtd Note	7.750%	06-15-15	$1,745	1,348,013

Specialized Finance 1.89%				14,372,411

American Honda Finance Corp.,
Note (S)	7.625	10-01-18	2,750	2,629,946

Astoria Depositor Corp.,
Ser B (S)	8.144	05-01-21	3,590	2,728,400

Bosphorous Financial Services,
Sec Floating Rate Note (P)(S)	2.683	02-15-12	1,829	1,584,939

CIT Group, Inc.,
Sr Note	5.650	02-13-17	660	436,581
Sr Note	5.000	02-13-14	445	299,867
Sr Note Ser MTN	5.125	09-30-14	575	385,256

CME Group, Inc.,
Sr Note	5.750	02-15-14	2,025	2,135,603

ESI Tractebel Acquisition Corp.,
Gtd Sec Bond Ser B	7.990	12-30-11	2,664	2,580,569

HRP Myrtle Beach Operations, LLC,
Sr Note (H)(S)	Zero	04-01-12	1,075	10,750

USB Realty Corp.,
Perpetual Bond (6.091% to 1-15-12
then variable) (S)	6.091	12-22-49	2,900	1,580,500

Specialized REIT’s 0.78%				5,906,593

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	1,835	1,518,802

Healthcare Realty Trust, Inc.,
Sr Note	8.125	05-01-11	1,340	1,316,977

Nationwide Health Properties, Inc.,
Note	6.500	07-15-11	1,745	1,600,001

Plum Creek Timberlands LP,
Gtd Note	5.875	11-15-15	1,740	1,470,813

Specialty Chemicals 0.55%				4,209,009

American Pacific Corp.,
Gtd Sr Note	9.000	02-01-15	2,160	1,884,600

Ecolab, Inc.,
Sr Note	4.875	02-15-15	1,515	1,475,109

Momentive Performance,
Gtd Sr Note	9.750	12-01-14	2,235	849,300

Specialty Stores 0.27%				2,061,914

Staples, Inc.,
Sr Note	9.750	01-15-14	1,870	2,061,914

Steel 0.79%				5,993,671

Allegheny Technologies, Inc.,
Sr Note	9.375	06-01-19	1,205	1,223,075
Sr Note	8.375	12-15-11	1,180	1,253,771

ArcelorMittal,
Sr Note	9.850	06-01-19	2,360	2,423,376

Commercial Metals Co.,
Sr Note	7.350	08-15-18	1,295	1,093,449

Tires & Rubber 0.25%				1,865,625

Goodyear Tire & Rubber Co.,
Sr Note	10.500	05-15-16	1,875	1,865,625

See notes to financial statements

22	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Tobacco 1.21%				$9,168,349

Alliance One International, Inc.,
Gtd Sr Note	8.500%	05-15-12	$890	827,700

Altria Group, Inc.,
Gtd Sr Note	8.500	11-10-13	3,405	3,830,547

Philip Morris International, Inc.,
Note	5.650	05-16-18	2,905	2,972,489

Reynolds American, Inc.,
Sr Sec Note	7.250	06-01-13	1,535	1,537,613

Trading Companies & Distributors 0.50%				3,775,070

GATX Corp.,
Sr Note	8.750	05-15-14	2,375	2,390,345

United Rentals North America, Inc.,
Gtd Sr Note	7.750	11-15-13	485	395,275
Gtd Sr Note	7.000	02-15-14	1,285	989,450

Wireless Telecommunication Services 1.03%				7,862,317

America Movil SAB de CV,
Sr Sec Note	5.750	01-15-15	1,595	1,638,870

Digicel Group Ltd.,
Sr Note (S)	8.875	01-15-15	2,115	1,692,000

Nextel Communications, Inc.,
Sr Gtd Note Ser E	6.875	10-31-13	2,130	1,773,225

Rogers Cable, Inc.,
Sr Sec Note	6.750	03-15-15	1,595	1,647,284

Sprint Capital Corp.,
Gtd Note	7.625	01-30-11	1,125	1,110,938

Issuer, description			Shares	Value

Preferred stocks 0.66%				$5,030,708

(Cost $6,474,548)

Agricultural Products 0.20%				1,485,821

Ocean Spray Cranberries, Inc.,
6.250%, Ser A (S)			23,250	1,485,821

Diversified Financial Services 0.25%				1,932,177

Bank of America Corp., 8.625%			100,425	1,932,177

Wireless Telecommunication Services 0.21%				1,612,710

Telephone & Data Systems, Inc., 7.600%			81,000	1,612,710

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Convertible Bonds 0.07%				$558,438

(Cost $500,000)

Auto Parts & Equipment 0.04%				308,438

BorgWarner, Inc.,
Bond	3.500%	04-15-12	$250	308,438

Construction & Farm Machinery & Heavy Trucks 0.03%				250,000

Terex Corp.,
Bond	4.000	06-01-15	250	250,000

See notes to financial statements

Annual report | Bond Fund	23

 F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Municipal bonds 0.28%				$2,096,945

(Cost $2,058,754)

California 0.28%				2,096,945

State of California,
General Obligation (P)	5.650%	04-01-39	$2,050	2,096,945

	Interest	Maturity	Par value
Issuer, description, maturity date	rate	date	(000)	Value

Tranche Loans 0.06%				$465,000

(Cost $767,250)

Hotels, Resorts & Cruise Lines 0.06%				$465,000

East Valley Tourist
Development Authority,
Tranche EVTDA, 7.911%, 08-06-12	7.000%	08-06-12	$775	465,000

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

U.S. Government & agency securities 27.51%				$208,975,249

(Cost $206,284,937)

U.S. Government 2.39%				18,192,199

United States Treasury,
Bond	3.500%	02-15-39	$11,605	10,000,260
Note	3.125	05-15-19	2,260	2,195,386
Note	1.375	04-15-12	5,990	5,996,553

U.S. Government Agency 25.12%				190,783,050

Federal Farm Credit Bank,
Bond	2.625	04-17-14	4,860	4,805,607

Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf	11.250	01-01-16	26	29,615
30 Yr Pass Thru Ctf	5.000	07-01-35	7,959	8,165,813
30 Yr Pass Thru Ctf	5.000	09-01-35	927	951,482
30 Yr Pass Thru Ctf	4.500	03-01-39	25,189	25,380,366
Note	1.750	06-15-12	8,625	8,621,831

Federal National Mortgage Assn.,
30 Yr Pass Thru Ctf	5.500	05-01-35	20,396	21,175,577
30 Yr Pass Thru Ctf (P)	5.339	12-01-38	2,831	2,956,832
30 Yr Pass Thru Ctf (P)	5.319	12-01-38	4,376	4,570,614
30 Yr Pass Thru Ctf	5.000	11-01-33	4,155	4,270,980
30 Yr Pass Thru Ctf	5.000	03-01-38	9,338	9,571,761
30 Yr Pass Thru Ctf	5.000	03-01-38	15,897	16,295,957
30 Yr Pass Thru Ctf	5.000	05-01-38	20,054	20,556,998
30 Yr Pass Thru Ctf (P)	4.908	12-01-38	3,574	3,712,232
STRIPS	Zero	02-01-15	2,020	1,489,696
TBA (C)	4.000	TBA	52,030	52,428,352

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	10.500	01-15-16	10	11,272
30 Yr Pass Thru Ctf	10.000	06-15-20	24	27,664
30 Yr Pass Thru Ctf	10.000	11-15-20	10	11,880
30 Yr Pass Thru Ctf	4.500	03-15-39	2,189	2,213,081

SBA CMBS Trust,
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	850	816,000
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	795	763,200
Sub Bond Ser 2006-1A Class H (S)	7.389	11-15-36	1,373	1,208,240
Sub Bond Ser 2006-1A Class J (S)	7.825	11-15-36	850	748,000

See notes to financial statements

24	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Collateralized Mortgage Obligations 16.16%				$122,710,037

(Cost $176,954,994)

Collateralized Mortgage Obligations 16.16%				122,710,037

American Home Mortgage Assets,
Ser 2006-6 Class A1A (P)	0.499%	12-25-46	$2,692	1,041,801
Ser 2006-6 Class XP IO	3.084	12-25-46	37,235	907,611
Ser 2007-5 Class XP IO	3.927	06-25-47	36,286	1,587,512
American Home Mortgage
Investment Trust,
Ser 2007-1 Class GIOP IO	2.078	05-25-47	29,451	1,306,874
American Tower Trust,
Ser 2007-1A Class D (S)	5.957	04-15-37	3,175	2,619,375

Banc of America Commercial
Mortgage, Inc.,
Ser 2005-6 Class A4 (P)	5.179	09-10-47	2,965	2,623,239
Ser 2006-2 Class A3 (P)	5.711	05-10-45	5,400	4,687,106
Ser 2006-3 Class A4 (P)	5.889	07-10-44	5,260	4,040,363
Ser 2006-4 Class A3A	5.600	07-10-46	4,245	3,624,015

Banc of America Funding Corp.,
Ser 2006-B Class 6A1 (P)	5.881	03-20-36	2,953	1,971,769
Ser 2007-E Class 4A1 (P)	5.811	07-20-47	1,892	1,049,503
Bear Stearns Alt-A Trust,
Ser 2005-3 Class B2 (P)	5.246	04-25-35	1,164	194,841
Bear Stearns Commercial Mortgage
Securities, Inc.,
Ser 2006-PW14 Class D (S)	5.412	12-11-38	2,480	481,256
Bear Stearns Mortgage Funding Trust,
Ser 2006-AR1 2A1 (P)	0.529	08-25-36	1,830	666,147

Chaseflex Trust,
Ser 2005-2 Class 4A1	5.000	05-25-20	2,371	2,095,968

Citigroup Commercial Mortgage Trust,
Ser 2006-C4 Class A3 (P)	5.726	03-15-49	3,350	2,810,163
Citigroup Mortgage Loan Trust, Inc.,
Ser 2005-10 Class 1A5A (P)	5.827	12-25-35	2,487	1,569,465
Ser 2005-5 Class 2A3	5.000	08-25-35	1,440	1,201,056
Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Ser 2005-CD1 Class C (P)	5.225	07-15-44	1,030	468,365

ContiMortgage Home Equity Loan Trust,
Ser 1995-2 Class A–5	8.100	08-15-25	258	225,369

Countrywide Alternative Loan Trust,
Ser 2005-59 Class 2X IO	3.351	11-20-35	30,272	865,603
Ser 2006-0A12 Class X IO	3.776	09-20-46	42,298	1,295,381
Ser 2006-0A3 Class X IO	2.911	05-25-36	14,923	496,666
Ser 2006-11CB Class 3A1	6.500	05-25-36	3,331	1,640,580
Ser 2007-25 1A2	6.500	11-25-37	5,117	3,148,325

Crown Castle Towers LLC,
Ser 2006-1A Class F (S)	6.650	11-15-36	5,065	4,761,100
Ser 2006-1A Class E (S)	6.065	11-15-36	2,900	2,726,000
Sub Bond Ser 2005-1A Class D (S)	5.612	06-15-35	3,455	3,351,350
DSLA Mortgage Loan Trust,
Ser 2005-AR5 Class X2 IO	3.427	08-19-45	29,830	522,023

See notes to financial statements

Annual report | Bond Fund	25

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Collateralized Mortgage Obligations (continued)

First Horizon Alternative
Mortgage Securities,
Ser 2004-AA5 Class B1 (P)	5.215%	12-25-34	$1,175	$146,568
Ser 2006-RE1 Class A1	5.500	05-25-35	3,235	1,887,704

Global Signal Trust,
Ser 2004-2A Class D (S)	5.093	12-15-14	1,115	1,103,850

Global Tower Partners Acquisition
Partners LLC,
Ser 2007-1A Class F (S)	7.050	05-15-37	780	611,276

GMAC Commercial Mortgage
Securities, Inc.,
Ser 2003-C2 Class B (P)	5.501	05-10-40	7,495	6,304,280

GMAC Mortgage Corp. Loan Trust,
Ser 2006-AR1 Class 2A1 (P)	5.632	04-19-36	2,156	1,589,027

Greenpoint Mortgage Funding Trust,
Ser 2005-AR1 Class A3 (P)	0.589	06-25-45	607	155,577
Ser 2005-AR4 Class 4A2 (P)	0.669	10-25-45	2,682	848,898
Ser 2006-AR1 Class A2A (P)	0.679	02-25-36	4,330	1,557,095

Greenwich Capital Commercial
Funding Corp.,
Ser 2007-GG9 Class C (P)	5.554	03-10-39	1,810	475,002
Ser 2007-GG9 Class F (P)	5.633	03-10-39	995	141,916

GSR Mortgage Loan Trust,
Ser 2004-9 Class B1 (P)	4.570	08-25-34	1,670	487,418
Ser 2006-AR1 Class 3A1 (P)	5.352	01-25-36	4,794	3,169,914

Harborview Mortgage Loan Trust,
Ser 2005-16 Class 2A1B (P)	0.658	01-19-36	1,555	457,971
Ser 2005-16 Class X3 IO	3.349	01-19-36	63,326	1,662,320
Ser 2005-8 Class 1X IO	3.201	09-19-35	25,437	254,369
Ser 2006-SB1 Class A1A (P)	2.289	12-19-36	3,192	1,120,838
Ser 2007-3 Class ES IO	0.350	05-19-47	63,188	296,193
Ser 2007-4 Class ES IO	0.350	07-19-47	65,185	325,925
Ser 2007-6 Class ES IO (S)	0.342	08-19-37	46,500	217,969

Indymac Index Mortgage Loan Trust,
Ser 2004-AR13 Class B1	5.296	01-25-35	1,166	234,893
Ser 2005-AR18 Class 1X IO	3.233	10-25-36	41,774	626,611
Ser 2005-AR18 Class 2X IO	2.969	10-25-36	73,040	869,174
Ser 2005-AR5 Class B1 (P)	4.559	05-25-35	1,641	90,650

JPMorgan Chase Commercial Mortgage
Security, Corp.,
Ser 2005-LDP3 Class A4B (P)	4.996	08-15-42	3,635	2,787,759
Ser 2005-LDP4 Class B (P)	5.129	10-15-42	1,646	579,256
Ser 2006-LDP7 Class A4 (P)	5.875	04-15-45	3,345	2,792,670

JPMorgan Mortgage Trust,
Ser 2005-S2 Class 2A16	6.500	09-25-35	2,211	1,691,828
Ser 2005-S3 Class 2A2	5.500	01-25-21	2,769	2,473,648
Ser 2006-A7 Class 2A5 (P)	5.790	01-25-37	3,950	1,070,092

LB–UBS Commercial Mortgage Trust,
Ser 2006-C4 Class A4 (P)	5.882	06-15-38	3,950	3,321,591

Master Adjustable Rate Mortgages Trust,
Ser 2006-2 Class 4A1 (P)	4.986	02-25-36	3,482	2,684,084

Merrill Lynch/Countrywide Commercial
Mortgage Trust,
Ser 2006-2 Class A4 (P)	5.909	06-12-46	4,535	3,902,533

See notes to financial statements

26	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Collateralized Mortgage Obligations (continued)

MLCC Mortgage Investors, Inc.,
Ser 2007-3 Class M1 (P)	5.925%	09-25-37	$1,565	$372,489
Ser 2007-3 Class M2 (P)	5.925	09-25-37	585	44,632
Ser 2007-3 Class M3 (P)	5.925	09-25-37	375	20,960

Morgan Stanley Capital I,
Ser 2005-HQ7 Class A4 (P)	5.208	11-14-42	3,065	2,751,497
Ser 2005-IQ10 Class A4A (P)	5.230	09-15-42	2,680	2,420,748
Ser 2006-IQ12 Class E (P)	5.538	12-15-43	2,430	461,532

Provident Funding Mortgage Loan Trust,
Ser 2005-1 Class B1 (P)	4.407	05-25-35	1,574	302,945

Residential Accredit Loans, Inc.,
Ser 2005-Q04 Class X IO	3.391	12-25-45	50,520	1,262,994
Ser 2005-QA12 Class NB5 (P)	5.952	12-25-35	2,300	1,119,260
Ser 2007-QS10 Class A1	6.500	09-25-37	3,295	1,862,768
Ser 2007-QS11 Class A1	7.000	10-25-37	2,748	1,463,990

Residential Asset Securitization Trust,
Ser 2006-A7CB Class 2A1	6.500	07-25-36	3,734	2,110,969

Structured Asset Securities Corp.,
Ser 2003-6A Class B1 (P)	4.935	03-25-33	2,357	681,590

Washington Mutual, Inc.,
Ser 2005-6 Class 1CB	6.500	08-25-35	1,414	870,173
Ser 2005-AR13 Class B1 (P)	0.909	10-25-45	4,057	507,128
Ser 2005-AR13 Class X IO	2.516	10-25-45	152,742	2,100,206
Ser 2005-AR19 Class A1B3 (P)	0.659	12-25-45	1,107	295,829
Ser 2005-AR19 Class B1 (P)	1.009	12-25-45	2,363	295,415
Ser 2005-AR4 Class 1A1B (P)	2.379	05-25-46	2,827	480,568
Ser 2005-AR6 Class B1 (P)	0.909	04-25-45	4,553	341,481
Ser 2007-0A4 Class XPPP IO	0.942	04-25-47	65,430	368,043
Ser 2007-0A5 Class 1XPP IO	1.008	06-25-47	158,712	1,190,338
Ser 2007-0A6 Class 1XPP IO	0.950	07-25-47	91,675	572,971

Wells Fargo Mortgage Backed
Securities Trust,
Ser 2006-AR15 Class A3 (P)	5.658	10-25-36	4,297	893,786

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value

Asset Backed Securities 1.34%				$10,187,032

(Cost $20,373,685)

Asset Backed Securities 1.34%				$10,187,032

DB Master Finance LLC,
Ser 2006-1 Class A2 (S)	5.779%	06-20-31	$4,605	3,340,835
Ser 2006-1 Class M1 (S)	8.285	06-20-31	1,065	697,298

Dominos Pizza Master Issuer LLC,
Ser 2007-1 Class M1 (S)	7.629	04-25-37	3,215	1,414,600

Lehman XS Trust,
Ser 2005-5N Class 3A2 (P)	0.669	11-25-35	3,143	831,218
Ser 2005-7N Class 1A1B (P)	0.609	12-25-35	2,206	466,655
Ser 2006-2N Class 1A2 (P)	0.649	02-25-46	6,902	1,470,349

Renaissance Home Equity Loan Trust,
Ser 2005-2 Class AF3	4.499	08-25-35	989	901,380
Ser 2005-2 Class AF4	4.934	08-25-35	2,365	1,064,697

See notes to financial statements

Annual report | Bond Fund	27

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Warrants 0.00%		$8,421

(Cost $0)

Gold 0.00%		8,421

New Gold, Inc. (I)	21	8,421

Total investments (Cost $851,859,030)† 98.31%		$746,758,486

Other assets and liabilities, net 1.69%		$12,820,182

Total net assets 100.00%		$759,578,668

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

BKNT Bank Note

GMTN Global Medium-Term Note

Gtd Guaranteed

IO Interest Only

MTN Medium-Term Note

REIT Real Estate Investment Trust

SBA Small Business Administration

TBA To Be Announced

(C) Purchased on a forward commitment.

(H) Issuer has filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $101,184,315 or 13.32% of the net assets of the Fund as of May 31, 2009.

† At May 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $852,902,798. Net unrealized depreciation aggregated $106,144,312, of which $22,067,594 related to appreciated investment securities and $128,211,906 related to depreciated investment securities.

See notes to financial statements

28	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $851,859,030)	$746,758,486
Total investments, at value (Cost $851,859,030)	746,758,486
Foreign currency, at value (Cost $68,253)	62,858
Cash collateral at broker for futures contracts	674,999
Receivable for investments sold	12,399,425
Receivable for delayed delivery securities sold	53,931,295
Receivable for fund shares sold	576,160
Interest receivable	12,192,272
Receivable for futures variation margin	265,625
Other receivables and prepaid assets	135,073

Total assets	826,996,193

Liabilities

Due to custodian	650,366
Payable for investments purchased	11,302,569
Payable for delayed delivery securities purchased	53,191,924
Payable for fund shares repurchased	653,246
Unrealized depreciation of swap contracts (Note 3)	594,762
Distributions payable	54,169
Payable to affiliates
Accounting and legal services fees	44,822
Transfer agent fees	122,633
Distribution and service fees	213,586
Trustees’ fees	97,697
Management fees	308,163
Other liabilities and accrued expenses	183,588

Total liabilities	67,417,525

Net assets

Capital paid-in	$900,359,640
Undistributed net investment income	930,912
Accumulated net realized loss on investments, futures contracts, options
written, foreign currency transactions and swap agreements	(35,660,868)
Net unrealized appreciation (depreciation) on investments, futures contracts,
translation of assets and liabilities in foreign currencies and swap agreements	(106,051,016)

Net assets	$759,578,668

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($685,559,290 ÷ 52,916,560 shares)	$12.96
Class B ($27,937,053 ÷ 2,156,628 shares)[1]	$12.95
Class C ($26,332,252 ÷ 2,032,313 shares)[1]	$12.96
Class I ($18,928,970 ÷ 1,460,779 shares)	$12.96
Class R1 ($821,103 ÷ 63,369 shares)	$12.96

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$13.57

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Bond Fund	29

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$61,564,787
Dividends	524,560
Income from affiliated issuers	119,618
Securities lending	65,514
Less foreign taxes withheld	(1,542)

Total investment income	62,272,937

Expenses

Investment management fees (Note 6)	3,955,448
Distribution and service fees (Note 6)	2,723,607
Transfer agent fees (Note 6)	1,703,154
Accounting and legal services fees (Note 6)	132,991
Trustees’ fees (Note 6)	44,196
Printing and postage fees	117,438
Professional fees	140,818
Custodian fees	323,596
State registration fees	76,660
Proxy fees	230,855
Miscellaneous	46,023

Total expenses	9,494,786
Less expense reductions (Note 6)	(588)

Net expenses	9,494,198

Net investment income	52,778,739

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(15,494,724)
Futures contracts	861,464
Options	92,895
Swap contracts	148,011
Foreign currency transactions	318

(14,392,036)

Change in net unrealized appreciation (depreciation) of
Investments	(71,283,237)
Futures contracts	(285,551)
Swap contracts	(289,145)
Translation of assets and liabilities in foreign currencies	19,173

(71,838,760)

Net realized and unrealized loss	(86,230,796)

Decrease in net assets from operations	($33,452,057)

See notes to financial statements

30	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-09	5-31-08

Increase (decrease) in net assets

From operations
Net investment income	$52,778,739	$51,718,418
Net realized gain (loss)	(14,392,036)	5,424,574
Change in net unrealized appreciation (depreciation)	(71,838,760)	(33,550,312)

Increase (decrease) in net assets resulting from operations	(33,452,057)	23,592,680

Distributions to shareholders
From net investment income
Class A	(48,395,953)	(47,507,427)
Class B	(1,985,117)	(2,418,760)
Class C	(1,498,050)	(1,363,427)
Class I	(1,353,495)	(728,380)
Class R1	(61,014)	(58,466)

Total distributions	(53,293,629)	(52,076,460)

From Fund share transactions (Note 7)	(71,142,760)	(12,435,902)

Total decrease	(157,888,446)	(40,919,682)

Net assets

Beginning of year	917,467,114	958,386,796

End of year	$759,578,668	$917,467,114

Undistributed net investment income	$930,912	$471,849

See notes to financial statements

Annual report | Bond Fund	31

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$14.31	$14.75	$14.51	$15.30	$14.98
Net investment income[1]	0.87	0.81	0.75	0.68	0.67
Net realized and unrealized gain (loss) on
investments	(1.34)	(0.43)	0.26	(0.74)	0.38
Total from investment operations	(0.47)	0.38	1.01	(0.06)	1.05
Less distributions
From net investment income	(0.88)	(0.82)	(0.77)	(0.72)	(0.73)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.88)	(0.82)	(0.77)	(0.73)	(0.73)
Net asset value, end of year	$12.96	$14.31	$14.75	$14.51	$15.30
Total return (%)[2]	(3.02)	2.57	7.08	(0.45)[3]	7.11[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$686	$824	$870	$899	$1,012
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16[4]	1.05	1.05	1.08	1.06
Expenses net of fee waivers	1.16[4]	1.05	1.05	1.07	1.05
Expenses net of all fee waivers and credits	1.16[4]	1.05	1.05	1.07	1.05
Net investment income	6.71	5.54	5.11	4.56	4.41
Portfolio turnover (%)	90	90	106	135	139

[1] Based on the average of the shares outstanding.

[2] Assumes dividend reinvestment and does not reflect the effect of sales charges.

[3] Total returns would have been lower had certain expenses not been reduced during the periods shown.

[4] Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

CLASS B SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$14.31	$14.75	$14.51	$15.30	$14.98
Net investment income[1]	0.77	0.71	0.65	0.58	0.57
Net realized and unrealized gain (loss) on
investments	(1.34)	(0.43)	0.26	(0.74)	0.37
Total from investment operations	(0.57)	0.28	0.91	(0.16)	0.94
Less distributions
From net investment income	(0.79)	(0.72)	(0.67)	(0.62)	(0.62)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.79)	(0.72)	(0.67)	(0.63)	(0.62)
Net asset value, end of year	$12.95	$14.31	$14.75	$14.51	$15.30
Total return (%)[2]	(3.77)	1.86[3]	6.33	(1.14)[3]	6.37[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$28	$42	$59	$87	$128
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86[4]	1.76	1.75	1.78	1.76
Expenses net of fee waivers	1.86[4]	1.76	1.75	1.77	1.75
Expenses net of all fee waivers and credits	1.86[4]	1.75	1.75	1.77	1.75
Net investment income	5.96	4.82	4.40	3.84	3.70
Portfolio turnover (%)	90	90	106	135	139

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

32	Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

CLASS C SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$14.31	$14.75	$14.51	$15.30	$14.98
Net investment income[1]	0.78	0.71	0.65	0.58	0.57
Net realized and unrealized gain (loss) on
investments	(1.34)	(0.43)	0.26	(0.74)	0.37
Total from investment operations	(0.56)	0.28	0.91	(0.16)	0.94
Less distributions
From net investment income	(0.79)	(0.72)	(0.67)	(0.62)	(0.62)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.79)	(0.72)	(0.67)	(0.63)	(0.62)
Net asset value, beginning of year	$12.96	$14.31	$14.75	$14.51	$15.30
Total return (%)[2]	(3.70)	1.86	6.33	(1.14)[3]	6.37[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$26	$29	$23	$24	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86[4]	1.75	1.75	1.78	1.76
Expenses net of fee waivers	1.86[4]	1.75	1.75	1.77	1.75
Expenses net of all fee waivers and credits	1.86[4]	1.75	1.75	1.77	1.75
Net investment income	6.02	4.86	4.41	3.86	3.71
Portfolio turnover (%)	90	90	106	135	139

[1] Based on the average of the shares outstanding.

[2] Assumes dividend reinvestment and does not reflect the effect of sales charges.

[3] Total returns would have been lower had certain expenses not been reduced during the periods shown.

[4] Includes proxy fees. The impact of this expense to gross and net expense ratios was 0.03%.

CLASS I SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$14.31	$14.74	$14.51	$15.30	$14.98
Net investment income[1]	0.93	0.88	0.81	0.75	0.73
Net realized and unrealized gain (loss) on
investments	(1.35)	(0.43)	0.25	(0.74)	0.38
Total from investment operations	(0.42)	0.45	1.06	0.01	1.11
Less distributions
From net investment income	(0.93)	(0.88)	(0.83)	(0.79)	(0.79)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.93)	(0.88)	(0.83)	(0.80)	(0.79)
Net asset value, end of year	$12.96	$14.31	$14.74	$14.51	$15.30
Total return (%)[2]	(2.60)	3.01	7.53	(0.01)	7.55

Ratios and supplemental data

Net assets, end of year (in millions)	$19	$22	$5	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70[3]	0.62	0.62	0.64	0.65
Expenses net of fee waivers	0.70[3]	0.62	0.62	0.64	0.65
Expenses net of all fee waivers and credits	0.70[3]	0.62	0.62	0.64	0.65
Net investment income	7.22	6.08	5.54	4.99	4.82
Portfolio turnover (%)	90	90	106	135	139

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Includes proxy fees. The impact of this expense to gross and net expense ratios was 0.03%.

See notes to financial statements

Annual report | Bond Fund	33

F I N A N C I A L  S T A T E M E N T S

CLASS R1 SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$14.38	$14.74	$14.51	$15.30	$14.98
Net investment income[1]	0.82	0.77	0.65	0.59	0.67
Net realized and unrealized gain (loss) on
investments	(1.34)	(0.42)	0.26	(0.75)	0.36
Total from investment operations	(0.52)	0.35	0.91	(0.16)	1.03
Less distributions
From net investment income	(0.90)	(0.71)	(0.68)	(0.62)	(0.71)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.90)	(0.71)	(0.68)	(0.63)	(0.71)
Net asset value, end of year	$12.96	$14.38	$14.74	$14.51	$15.30
Total return (%)[2]	(3.34)	2.30	6.38	(1.09)	7.02

Ratios and supplemental data

Net assets, end of year (in millions)	$1	$1	$1	$1	—[3]

Ratios (as a percentage of average net assets):
Expenses before reductions	1.54[4]	1.34	1.72	1.76	1.12
Expenses net of fee waivers	1.54[4]	1.34	1.72	1.76	1.12
Expenses net of all fee waivers and credits	1.54[4]	1.34	1.72	1.76	1.12
Net investment income	6.30	5.30	4.45	3.95	4.44
Portfolio turnover (%)	90	90	106	135	139

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Less than $500,000.

4 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

34	Bond Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Bond Fund (the Fund) is a diversified series of John Hancock Sovereign Bond Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income consistent with prudent investment risk.

The Board of Trustees has authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R1 shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class R1 shares are available only to certain retirement plans. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Collateral Investment Trust (JHCIT), an affiliated registered investment company managed by John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), is valued at its net asset value each business day. JHCIT is a floating rate fund investing in high quality money market instruments.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee

Annual report | Bond Fund	35

in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$3,553,309	($350,315)
Level 2 — Other Significant Observable Inputs	720,363,950	(594,762)
Level 3 — Significant Unobservable Inputs	22,841,227	—
Total	$746,758,486	($945,077)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, options and swap contracts, which are stated at market value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of May 31, 2008	$32,387,014	—
Accrued discounts/premiums	790,783	—
Realized gain (loss)	561,155	—
Change in unrealized appreciation (depreciation)	(6,377,354)	—
Net purchases (sales)	(7,831,172)	—
Transfers in and/or out of Level 3	3,310,801	—
Balance as of May 31, 2009	$22,841,227	—

36	Bond Fund | Annual report

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Inflation indexed bonds are fixed-income securities whose principal value is periodically adjusted to a rate of inflation both increase or decrease, such as the Consumer Price Index. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation as described above. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations. Any decrease in this amount is included in interest income, only to the extent of income recorded, with the excess recorded as an adjustment to cost. Investors do not receive principal until maturity.

Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund. Any additional required cash collateral is delivered to the Fund or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. The Fund may receive compensation for lending its securities either in the form of fees and/ or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans. For the year ended May 31, 2009, the Fund had no securities on loan.

Line of credit

The Fund and other affiliated funds have entered into an agreement which enables it to participate in a $150 million unsecured committed line of credit with State Street Corporation (the Custodian). The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended May 31, 2009,

Annual report | Bond Fund	37

there were no borrowings under the line of credit by the Fund.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage fees for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities

Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives all of the principal from the underlying mortgage assets PO (principal only), while the other class receives the interest cash flows IO (interest only). Both the PO and IO investments represent an interest in the cash flows of an underlying stripped mortgaged backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Funds may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

When-issued/delayed delivery securities

The Fund may purchase or sell debt securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When

38	Bond Fund | Annual report

delayed delivery securities are outstanding, the Fund has sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. The Fund may receive compensation for interest forgone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward-delivery basis are identified in the Portfolio of Investments.

In a “To Be Announced” (TBA) transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $20,576,668 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distribution to be paid. The loss carryforward expires as follows: May 31, 2010 — $35,777, May 31, 2014 — $505,866, May 31, 2015 — $19,095,572 and May 31, 2017 — $939,453.

Net capital losses of $14,390,747 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on June 1, 2009, the first day of the Fund’s next taxable year.

As of May 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares daily and pays them monthly. Capital gain distributions, if any, are distributed annually. During the year ended May 31, 2009, the tax character of distributions paid was as follows: ordinary income $53,293,629. During the year ended May 31, 2008, the tax character of distributions paid was as follows: ordinary income $52,076,460. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2009, the components of distributable earnings on a tax basis included $455,562 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to expiration of capital

Annual report | Bond Fund	39

loss carryforwards and amortization and accretion of debt securities.

Note 3
Financial instruments

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires the Fund to disclose information to assist investors in understanding how the Fund uses derivative instruments, how derivative instruments are accounted for under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) and how derivative instruments affect the Fund’s financial position, results of operations and Statements of Changes in net assets. This disclosure for the year ended May 31, 2009 is presented in accordance with FAS 161 and is included as part of the Notes to the Financial Statements.

Options

The Fund may purchase and sell put and call options on securities, securities indices, currencies and futures contracts. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. The Fund may use options to manage against possible changes in the market value of the Fund’s assets, mitigate exposure to fluctuations in currency values or interest rates, or protect the Fund’s unrealized gains. In addition, the Fund may use options to facilitate Fund investment transactions by protecting the Fund against a change in the market price of the investment, enhance potential gains, or as a substitute for the purchase or sale of securities or currency.

Options listed on an exchange, if no closing price is available, are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Using an independent pricing source, options not listed on an exchange are valued at the mean between the last bid and ask prices.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires, or if the Fund buys an offsetting option, the Fund realizes a gain or loss depending on whether the exercise price of the option is more or less than the value of the underlying instrument at the time of the offsetting transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, with the proceeds of the sale increased by the premium received. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise of the option. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put) and as a result, bears the market risk of an unfavorable change in the price of the underlying securities.

Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Losses may arise when buying and selling options if there is an illiquid secondary market for the options, which may cause a party to receive less than would be received in a liquid market, or if the counterparties do not perform under the terms of the options.

The following summarizes the written option contracts activity during the year ended May 31, 2009:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	—	—
Options written	250	$92,895
Option expired	(250)	($92,895)
	—	—
Outstanding, end of period	—	—

40	Bond Fund | Annual report

The Fund did not hold written option contracts at May 31, 2009. During the year ended May 31, 2009, the Fund used written options to enhance potential gain.

Futures

The Fund may purchase and sell financial futures contracts, including index futures and options on these contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund due to anticipated interest rate, currency or market changes. In addition, the Fund will use futures contracts for duration management or to gain exposure to a securities market.

An index futures contract (index future) is a contract to buy a certain number of units of the relevant index at a fixed price and specific future date. The Fund may invest in index futures as a means of gaining exposure to securities without investing in them directly, thereby allowing the Fund to invest in the underlying securities over time. Investing in index futures also permits the Fund to maintain exposure to common stocks without incurring the brokerage costs associated with investment in individual common stocks.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended May 31, 2009, the Fund used futures to manage the duration of the portfolio.

The following summarizes the open futures contracts held as of May 31, 2009:

OPEN	NUMBER OF				UNREALIZED
CONTRACTS	CONTRACTS	POSITION	EXPIRATION	NOTIONAL VALUE	DEPRECIATION

U.S. Treasury 10-Year

Note Futures	250	Long	Sep 2009	$29,250,000	($350,315)

Swap contracts

The Fund may enter interest rate, credit default, cross-currency, and other forms of swaps to manage its exposure to credit, currency and interest rate risks, to gain exposure in lieu of buying in the physical market, or to enhance income. Swaps are privately negotiated agreements between counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. In connection with these agreements, the Fund will hold cash and/or liquid securities equal to the net amount of the Fund’s exposure, in order to satisfy the Fund’s obligations in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as unrealized appreciation/depreciation on the Fund’s Statement of Assets and Liabilities. If market quotations are not readily available or not deemed reliable, certain swaps may be fair valued in good faith by the Fund’s Pricing Committee in accordance with procedures

Annual report | Bond Fund	41

adopted by the Board of Trustees. Upfront payments made/received by the Fund represent payments to compensate for differences between the stated terms of the swap and prevailing market conditions, including credit spreads, currency exchange rates, interest rates and other relevant factors. These payments are amortized or accreted for financial reporting purposes, with the un-amortized/ un-accreted portion included in the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that a counterparty may default on its obligation under the swap or disagree as to the meaning of the swap’s terms, and that there may be unfavorable interest rate changes. The Fund may also suffer losses if it is unable to terminate outstanding swaps or reduce its exposure through offsetting transactions.

The Fund is a party to International Swap Dealers Association, Inc., Master Agreements (“ISDA Master Agreements”) with select counterparties that govern over the counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Fund and those counterparties. The ISDA Master Agreements typically include standard representations and warranties, as well as a Credit Support Annex (“CSA”) that accompanies a schedule to ISDA master agreements provisions outlining the general obligations of the Fund and counterparties relating to events of default, termination events and other standard provisions. Termination events may include a decline in the Fund’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle the counterparty to elect to terminate early and calculate damages based on that termination, with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact in the financial statements of the Fund.

Credit default swap agreements

Credit default swaps (CDS) involve the exchange of a fixed -rate premium (paid by the “Buyer”) for protection against the loss in value of an underlying debt instrument, reference entity or index, in the event of a defined credit event (such as default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the “Seller”), receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the Seller agrees to remedies that are specified within the credit default agreement and are dependent on the referenced obligation, entity or credit index. The Fund may enter into CDS in which the Fund may act as the Buyer or Seller. By acting as the Seller, in circumstances in which the Fund does not hold offsetting cash equivalent positions equaling the notional amount of the swap, the Fund effectively incurs economic leverage because it would be obligated to pay the Buyer such notional amount in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

If the Fund is the Seller and a credit event occurs, the Fund will either pay to the Buyer the notional amount of the swap and take delivery of the reference obligation, other deliverable obligations, or securities comprising the reference index, or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or securities comprising the referenced index. If the Fund is the Buyer and a credit event occurs, the Fund will either receive an amount equal to the notional amount of the swap and deliver the reference obligation, other deliverable obligations, or securities comprising the referenced index, or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or

42	Bond Fund | Annual report

underlying securities comprising the referenced index. Recovery values are assumed by market makers, considering either industry standard recovery rates or entity specific factors and considerations, until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS on corporate issues, sovereign issues of an emerging country and asset-backed securities, involve the Buyer making a stream of payments to the Seller in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs on corporate issues, or sovereign issues of an emerging country and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the Buyer’s right to choose the deliverable obligation with the lowest value following a credit event). Deliverable obligations on CDS on asset-backed securities would be limited to the specific reference obligation, as performance for asset-backed securities can vary. Prepayments, principal paydowns and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent. The Fund may use CDS on these types of securities to provide a measure of protection against the issuer’s default, or to take an active long or short position with respect to the likelihood of default.

Implied credit spreads, represented in absolute terms, are utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end, and are disclosed in the table below. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as the Seller could be required to make under a CDS agreement, would be an amount equal to the notional amount of the agreement. Notional amounts of all CDS agreements outstanding as of May 31, 2009, for which the Fund is the Seller, are disclosed in the footnotes to the tables below. These potential amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same reference entity or entities.

During the year ended May 31, 2009, the Fund held CDS on certain securities to take a long position in the exposure to the reference credit and enhance potential gain. The following summarizes the contracts that the Fund held as a Seller as of May 31, 2009:

		IMPLIED		NOTIONAL			UNAMOR-	UNREALIZED
		CREDIT		AMOUNT/	(PAY)/		TIZED UPFRONT	APPRECIATION
	REFERENCE	SPREAD AT	CUR-	EXPOSURE	RECEIVE	MATURITY	PAYMENT	(DEPRECI-	MARKET
COUNTERPARTY	OBLIGATION	5-31-09	RENCY	PURCHASED	FIXED RATE	DATE	PAID (RECEIVED)	ATION)	VALUE

Goodyear Tire
Bank of America	& Rubber Co.	6.04%	USD	5,000,000	1.51%	Jun 2012	—	($594,762)	($594,762)

CDS notional amounts at the year ended May 31, 2009 (in USD) are representative of the activity during this period.

Annual report | Bond Fund	43

Fair value of derivative instruments by risk category

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

DERIVATIVES NOT
ACCOUNTED FOR		FINANCIAL	ASSET	LIABILITY
AS HEDGING INSTRUMENTS	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
UNDER FAS 133	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable for futures varia-	Futures	—	($350,315)
	tion margin; Net unrealized
	appreciation (depreciation)
	on investments, futures
	contracts, translation of
	assets and liabilities in
	foreign currencies and swap
	agreements

Credit Contracts	Unrealized depreciation of	Credit default	—	(594,762)
	swap contracts	swaps
Total			—	($945,077)

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended May 31, 2009:

DERIVATIVES NOT ACCOUNTED
FOR AS HEDGING INSTRUMENTS
UNDER FAS 133	OPTIONS	FUTURES	SWAPS	TOTAL

Statement of Operations
location — Net realized
gain (loss) on	Options	Futures contracts	Swap contracts
Interest rate contracts	$92,895	$861,464	—	$954,359
Credit Contracts	—	—	$148,011	148,011
Total	$92,895	$861,464	$148,011	$1,102,370

The table below summarizes the change in unrealized appreciation (depreciation) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended May 31, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS
HEDGING INSTRUMENTS UNDER FAS 133	FUTURES	SWAPS	TOTAL

Statement of Operations
location — Change in
unrealized appreciation
(depreciation) on	Futures contracts	Swap contracts
Interest rate contracts	($285,551)	—	($285,551)
Credit Contracts	—	($289,145)	(289,145)
Total	($285,551)	($289,145)	($574,696)

44	Bond Fund | Annual report

Note 4
Risk and uncertainties
Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them.

Fixed income risk

Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Interest-rate risk

Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Mortgage security risk

The Fund may invest a portion of its assets in issuers and/or securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Decreases in interest rates may cause prepayments on underlying mortgages to an IO security to accelerate resulting in a lower than anticipated yield and increases the risk of loss on the IO investment.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the first $1,500,000,000 of the Fund’s average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next $500,000,000 and (d) 0.35% of the Fund’s average daily net asset value in excess of $2,500,000,000. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of subadvisory fees.

The investment management fees incurred for the year ended May 31, 2009 were equivalent to an annual effective rate of 0.50% of the Fund’s average daily net asset value.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

Annual report | Bond Fund	45

The accounting and legal services fees incurred for the year ended May 31, 2009, were equivalent to an effective rate of 0.02% of the Fund’s average daily net assets.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1 shares, pursuant to Rule 12b-1 under the 1940 Act, to pay JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R1 shares, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, the Fund has also adopted a Service Plan for Class R1 shares. Under the Service Plan, the Fund may pay up to 0.25% of Class R1 average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2009, JH Funds received net up-front sales charges of $315,588 with regard to sales of Class A shares. Of this amount, $34,028 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $200,727 was paid as sales commissions to unrelated broker-dealers and $80,833 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2009, CDSCs received by JH Funds amounted to $44,366 for Class B shares and $4,724 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.015% for all Classes based on each class’s average daily net assets.

• The Fund pays a monthly fee based on an annual rate of $17.50 per shareholder account.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended May 31, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $588 for transfer agent credits earned.

Class level expenses for the year ended May 31,
2009 were as follows:

	Distribution and	Transfer
Share class	service fees	agent fees

Class A	$2,142,049	$1,565,843
Class B	328,520	71,768
Class C	246,539	54,137
Class I	—	9,989
Class R1	6,499	1,417
Total	$2,723,607	$1,703,154

46	Bond Fund | Annual report

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. Mr. John G. Vrysen is a Board member of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/ or its affiliates. The compensation of unaf-filiated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 7
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended May 31, 2009 and May 31, 2008, along with the corresponding dollar value.

	Year ended 5-31-09		Year ended 5-31-08

	Shares	Amount	Shares	Amount
Class A shares

Sold	4,592,147	$57,927,810	4,970,203	$72,866,428

Distributions reinvested	3,152,395	40,387,978	2,709,382	39,624,359

Repurchased	(12,432,711)	(158,640,619)	(9,096,620)	(133,109,540)
Net decrease	(4,688,169)	($60,324,831)	(1,417,035)	($20,618,753)

Class B shares

Sold	352,053	$4,503,181	365,170	$5,361,215

Distributions reinvested	115,841	1,486,548	123,685	1,809,288

Repurchased	(1,224,799)	(15,707,024)	(1,571,829)	(22,985,817)
Net decrease	(756,905)	($9,717,295)	(1,082,974)	($15,815,314)

Class C shares

Sold	611,213	$7,703,800	841,590	$12,345,475

Distributions reinvested	86,209	1,103,254	65,616	959,429

Repurchased	(693,368)	(9,067,496)	(451,594)	(6,586,590)
Net increase (decrease)	4,054	($260,442)	455,612	$6,718,314

Class I shares

Sold	1,848,899	$22,570,485	1,367,835	$20,037,936

Distributions reinvested	89,810	1,152,040	44,387	647,866

Repurchased	(1,984,466)	(24,433,546)	(239,853)	(3,508,887)
Net increase (decrease)	(45,757)	($711,021)	1,172,369	$17,176,915

Class R1 shares

Sold	35,396	$467,732	64,980	$951,559

Distributions reinvested	4,742	60,931	4,004	58,517

Repurchased	(50,342)	(657,834)	(62,400)	(907,140)
Net increase (decrease)	(10,204)	($129,171)	6,584	$102,936
Net decrease	(5,496,981)	($71,142,760)	(865,444)	($12,435,902)

Annual report | Bond Fund	47

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2009, aggregated $376,010,112 and $397,749,178, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $323,423,425 and $385,116,036, respectively, during the year ended May 31, 2009.

48	Bond Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bond Fund (the “Fund”) at May 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 23, 2009

Annual report | Bond Fund	49

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2009.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

50	Bond Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Bond Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Sovereign Bond Fund (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Bond Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data.

Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Bond Fund	51

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance for the 1-year period was lower than the performance of the Peer Group and Category medians, and its benchmark index, the Lehman Brothers Government/Credit Bond Index. The Board also noted that the Fund’s performance was lower than the performance of its benchmark index for the 3- and 10-year period, but higher than the benchmark index performance for the 5-year period. The Board favorably viewed that the Fund’s performance for the 3-, 5- and 10-year periods was higher than the performance of the Peer Group and Category medians.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was equal to the Category and the Peer Group median rates.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group and Category medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of its Peer Group and Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

52	Bond Fund | Annual report

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Board Consideration of Amendments to
Investment Advisory Agreement

In approving the proposed new form of Advisory Agreement at the December 8–9, 2008 meeting (which is subject to shareholder approval), the Board determined that it was

Annual report | Bond Fund	53

appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). The Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. The Board, at the December 8–9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, the Board noted the skill and competency of the Adviser in its past management of the Fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for the Trust and the Fund, including those who served as officers of the Trust, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Fund and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. The Board also took into consideration the extensive analysis and effort undertaken by a working group comprised of a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, prior to the Board’s December 8–9, 2008 meeting. The Board considered the differences between the current Advisory Agreement and proposed new form of Agreement, and agreed that the new Advisory Agreement structure would more clearly delineate the Adviser’s duties under the Agreement by separating the Adviser’s non-advisory functions from its advisory functions. The enhanced delineation is expected to facilitate oversight of the Adviser’s advisory and non-advisory activities without leading to any material increase in the Fund’s overall expense ratios.

54	Bond Fund | Annual report

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Sovereign Bond Fund and its series, John Hancock Bond Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Sovereign Bond Fund.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	30,953,976.7993	52.008%	94.987%
Withhold	1,633,653.8637	2.745%	5.013%
TOTAL	32,587,630.6630	54.753%	100.000%

John G. Vrysen
Affirmative	31,049,651.8297	52.169%	95.280%
Withhold	1,537,978.8333	2.584%	4.720%
TOTAL	32,587,630.6630	54.753%	100.000%

James F. Carlin
Affirmative	30,996,160.9694	52.079%	95.116%
Withhold	1,591,469.6936	2.674%	4.884%
TOTAL	32,587,630.6630	54.753%	100.000%

William H. Cunningham
Affirmative	31,029,282.6656	52.135%	95.218%
Withhold	1,558,347.9974	2.618%	4.782%
TOTAL	32,587,630.6630	54.753%	100.000%

Deborah Jackson
Affirmative	31,032,994.6775	52.141%	95.229%
Withhold	1,554,635.9855	2.612%	4.771%
TOTAL	32,587,630.6630	54.753%	100.000%

Charles L. Ladner
Affirmative	31,012,284.4588	52.106%	95.166%
Withhold	1,575,346.2042	2.647%	4.834%
TOTAL	32,587,630.6630	54.753%	100.000%

Stanley Martin
Affirmative	30,983,955.1180	52.059%	95.079%
Withhold	1,603,675.5450	2.694%	4.921%
TOTAL	32,587,630.6630	54.753%	100.000%

Patti McGill Peterson
Affirmative	31,014,108.2013	52.109%	95.171%
Withhold	1,573,522.4617	2.644%	4.829%
TOTAL	32,587,630.6630	54.753%	100.000%

Annual report | Bond Fund	55

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	30,996,623.1403	52.080%	95.118%
Withhold	1,591,007.5227	2.673%	4.882%
TOTAL	32,587,630.6630	54.753%	100.000%

Steven R. Pruchansky
Affirmative	31,039,508.4731	52.152%	95.249%
Withhold	1,548,122.1899	2.601%	4.751%
TOTAL	32,587,630.6630	54.753%	100.000%

Gregory A. Russo
Affirmative	31,035,607.3055	52.145%	95.237%
Withhold	1,552,023.3575	2.608%	4.763%
TOTAL	32,587,630.6630	54.753%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Sovereign Bond Fund.

PROPOSAL 6 PASSED ON APRIL 16, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	25,418,212.5577	42.708%	78.000%
Against	1,224,948.1663	2.058%	3.759%
Abstain	2,728,564.9390	4.584%	8.373%
Broker Non-Votes	3,215,905.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Sovereign Bond Fund and its series, John Hancock Bond Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Sovereign Bond Fund and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	26,279,734.4328	44.155%	80.644%
Against	805,064.0911	1.353%	2.470%
Abstain	2,286,929.1391	3.842%	7.018%
Broker Non-Vote	3,215,903.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

56	Bond Fund | Annual report

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F AND 3L PASSED ON MAY 5, 2009.

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3A. Revise: Concentration

Affirmative	25,925,205.1226	43.560%	79.556%
Against	890,645.5986	1.496%	2.733%
Abstain	2,555,876.9418	4.294%	7.843%
Borker Non-Vote	3,215,903.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

3B. Revise: Diversification

Affirmative	26,043,445.6975	43.758%	79.919%
Against	875,630.2187	1.471%	2.687%
Abstain	2,452,651.7468	4.121%	7.526%
Broker Non-Votes	3,215,903.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

3C. Revise: Underwriting

Affirmative	25,845,752.2614	43.426%	79.312%
Against	988,137.0650	1.660%	3.032%
Abstain	2,537,837.3366	4.264%	7.788%
Broker Non-Vote	3,215,904.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

3D. Revise: Real Estate

Affirmative	25,380,205.9323	42.643%	77.884%
Against	1,295,066.8925	2.176%	3.974%
Abstain	2,696,455.8382	4.531%	8.274%
Broker Non-Vote	3,215,902.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

3E. Revise: Loans

Affirmative	25,422,974.8769	42.715%	78.015%
Against	1,292,075.9233	2.171%	3.965%
Abstain	2,656,675.8628	4.464%	8.152%
Broker Non-Vote	3,215,904.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

Annual report | Bond Fund	57

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3F. Revise: Senior Securities

Affirmative	25,803,144.4506	43.355%	79.181%
Against	1,001,932.4250	1.683%	3.075%
Abstain	2,566,648.7874	4.312%	7.876%
Broker Non-Vote	3,215,905.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

3L. Eliminate: Pledging Assets

Affirmative	25,534,209.0232	42.902%	78.356%
Against	1,147,553.6158	1.928%	3.521%
Abstain	2,689,963.0240	4.520%	8.255%
Broker Non-Vote	3,215,905.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR CLASSES A AND B ONLY ON MAY 5, 2009. (There was no Quorum for Class R1).

Class A

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	23,367,569.0911	43.323%	78.383%
Against	1,372,510.0291	2.545%	4.604%
Abstain	2,478,092.2558	4.594%	8.313%
Broker Non-Votes	2,593,467.0000	4.808%	8.700%
TOTAL	29,811,638.3760	55.270%	100.000%

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,081,362.9371	45.102%	68.252%
Against	63,543.6368	2.650%	4.011%
Abstain	82,851.3131	3.456%	5.229%
Broker Non-Votes	356,616.0000	14.874%	22.508%
TOTAL	1,584,373.8870	66.082%	100.000%

58	Bond Fund | Annual report

Class C

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	600,718.3110	33.632%	64.892%
Against	7,521.0000	.421%	.812%
Abstain	57,862.0130	3.240%	6.251%
Broker Non-Votes	259,615.0000	14.535%	28.045%
TOTAL	925,716.3240	51.828%	100.000%

Class R1

4 Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	4,495.3520	7.037%	42.552%
Against	.0000	.000%	.000%
Abstain	6,069.0000	9.501%	57.448%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	10,564.3520	16.538%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	25,017,379.3465	42.033%	76.770%
Against	1,475,777.0075	2.480%	4.529%
Abstain	2,878,569.3090	4.837%	8.833%
Broker Non-Votes	3,215,905.0000	5.403%	9.868%
TOTAL	32,587,630.6630	54.753%	100.000%

Annual report | Bond Fund	59

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	1996	48

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2005	48

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2005	48

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	48

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

60	Bond Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2004	48

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	48

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	1996	48

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky, Born: 1944	2005	48

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2009	48

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Annual report | Bond Fund	61

Non-Independent Trustees3

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	264

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

John G. Vrysen,[4] Born: 1955	2009	48

Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II,
John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and other		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds and John Hancock Funds III (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive
Officer, John Hancock Funds II and John Hancock Trust (2005–July 2009); Director, President and Chief
Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds,
LLC (until 2005).

62	Bond Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Michael J. Leary, Born: 1965	2007

Treasurer
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant
Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007); Vice
President and Senior Manager of Fund Administration, JP Morgan (1993–2004); Manager, Ernst &
Young, LLC (1988–1993).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin was appointed by the Board as Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008. Mr. Russo and Mr. Vrysen were elected by the shareholders at a special meeting on April 16, 2009.

Annual report | Bond Fund	63

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham*	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company
*Member of the Audit Committee
†Non-Independent Trustee	Transfer agent
John Hancock Signature Services, Inc.
Officers
Keith F. Hartstein	Legal counsel
President and Chief Executive Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Michael J. Leary
Treasurer

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Website at sec.gov or on our Website.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Website and the SEC’s Website, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Website www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

64	Bond Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Bond Fund.	2100A 5/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $42,585 for the fiscal year ended May 31, 2009 and $33,050 for the fiscal year ended May 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended May 31, 2009 and fiscal year ended May 31, 2008 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,966 for the fiscal year ended May 31, 2009 and $4,450 for the fiscal year ended May 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended May 31, 2009 and fiscal year ended May 31, 2008 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,869,711 for the fiscal year ended May 31, 2009, and $1,350,998 for the fiscal year ended May 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
William H. Cunningham
Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Sovereign Bond Fund

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: July 15, 2009

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: July 15, 2009